UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT PURSUANT TO SECTION 13 OR 15(D) OF
THE SECURITIES EXCHANGE ACT OF 1934

DATE OF REPORT: March 11, 2016
DATE OF EARLIEST EVENT REPORTED: March 7, 2016

001-35922
(Commission file number)

PEDEVCO CORP.
(Exact name of registrant as specified in its charter)

Texas	22-3755993
(State or other jurisdiction of incorporation or organization)	(IRS Employer Identification No.)

4125 Blackhawk Plaza Circle, Suite 201
Danville, California 94506
 (Address of principal executive offices)

(855) 733-2685
(Issuer’s telephone number)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 1.01 ENTRY INTO A MATERIAL DEFINITIVE AGREEMENT.

On March 7, 2016, PEDEVCO Corp. (the “Company”), entered into a Letter Agreement, dated March 1, 2016 (the “Letter Agreement”), with Senior Health Insurance Company of Pennsylvania (“SHIP”) (as successor-in-interest to BRe BCLIC Primary), BRe BCLIC Sub, BRe WINIC 2013 LTC Primary, BRe WNIC 2013 LTC Sub, and RJ Credit LLC (“RJC”) (collectively, the “Lenders”), and BAM Administrative Services LLC (the “Agent”), as agent for the Lenders. The Lenders are parties to that certain Note Purchase Agreement, dated March 7, 2014 (as amended and modified to date, the “NPA”), by and among the Company, the Lenders and the Agent, pursuant to which the Company issued Senior Secured Promissory Notes to each of the Lenders (collectively, the “Senior Notes”), and RJC is also a party to that certain Note and Security Agreement, dated April 10, 2014, as amended on February 23, 2015, issued by the Company to RJ Credit LLC (the “RJC Junior Note,” and together with the Senior Notes, the “Notes”).
The Letter Agreement extends by one (1) month, through March 31, 2016, the deferral of the payment of interest and principal due under the Notes (the “Deferral Extension”), pursuant to agreements entered into with the Lenders on August 28, 2015, as amended on January 29, 2016 (the “Original Deferral Agreements”), as more fully described in the Company’s Current Reports on Form 8-K filed with the U.S. Securities and Exchange on September 1, 2015 and February 4, 2016.
Specifically, pursuant to the Letter Agreement, all the Lenders agreed to (i) further defer until the maturity date of their Senior Notes the mandatory principal payments that would otherwise be due and payable by the Company to them on payment dates occurring through March 31, 2016, (ii) defer until the maturity date of their Senior Notes and the RJC Junior Note all of the interest payments that would otherwise be due and payable by the Company to them in March 2016, with all interest amounts deferred being added to principal on the first business day of the month following the month in which such deferred interest is accrued, and (iii) delay the issuance of any “Subsequent Warrants” (as defined in the Original Deferral Agreements) issuable pursuant thereto to within 30 days of April 1, 2016, subject to NYSE MKT additional listing approval.
The foregoing description of the Letter Agreement does not purport to be complete and is qualified in its entirety by reference to the Letter Agreement, a copy of which is attached as Exhibit 10.1 to this Current Report on Form 8-K and incorporated herein by reference.
ITEM 9.01	FINANCIAL STATEMENTS AND EXHIBITS.
(d) Exhibits.
Exhibit No.	Description
10.1*
Letter Agreement, dated March 1, 2016, and effective March 7, 2016 by and among PEDEVCO Corp., BAM Administrative Services LLC, Senior Health Insurance Company of Pennsylvania, BRE BCLIC Sub, BRE WNIC 2013 LTC Primary, BRE WNIC 2013 LTC Sub, and RJ Credit LLC

* Filed herewith.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

PEDEVCO CORP.

Date: March 11, 2016	By:	/s/Frank C. Ingriselli
Frank C. Ingriselli
Chairman and Chief Executive Officer

EXHIBIT INDEX

Exhibit No.	Description
10.1*
Letter Agreement, dated March 1, 2016, and effective March 7, 2016 by and among PEDEVCO Corp., BAM Administrative Services LLC, Senior Health Insurance Company of Pennsylvania, BRE BCLIC Sub, BRE WNIC 2013 LTC Primary, BRE WNIC 2013 LTC Sub, and RJ Credit LLC

* Filed herewith.